UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 7, 2015

Date of report (Date of earliest event reported)

HOLLYWOOD ENTERTAINMENT EDU HOLDING, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-53069	26-1702585
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1875 Century Park East , 6th Floor

Los Angeles, CA 90067

(Address of Principal Executive Offices) (Zip Code)

(323) 998-7187

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) On May 7, 2015, we dismissed Terry L. Johnson as our independent registered public accountant effective May 7, 2015. The dismissal was approved by the audit committee (“Audit Committee”) of our board of directors.

During the fiscal years ended December 31, 2014 and 2013, Terry L. Johnson report on our financial statements did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that they had raised an uncertainty and concern regarding our ability to continue as a going concern during those periods.

During the fiscal years ended December 31, 2014 and 2013 and the subsequent periods through May 7, 2015 (i) there were no disagreements between us and Terry L. Johnson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Terry L. Johnson would have caused Terry L. Johnson to make reference to the subject matter of the disagreements in connection with its reports on our financial statements, and (ii) there were no reportable events as that term is described in Item 304(a)(1)(v) of Regulation S-K.

On May 7, 2015, we provided Terry L. Johnson via email and through first class mail a copy of the disclosures we are making in response to Item 4.01 on this Form 8-K, and requested that Mr. Johnson furnish us with a letter addressed to the Securities and Exchange Commission stating whether he agrees with the above statements. Mr. Johnson did not respond to this request.

(b) On May 7, 2015, the Registrant engaged Weinberg & Company as its new independent registered public accounting firm beginning with the quarterly period ended March 31, 2015 and for our fiscal year ended December 31, 2015. The change in our independent registered public accounting firm was approved by the Audit Committee. During the two most recent fiscal years and through April 27, 2015, neither we nor anyone on our behalf consulted with Weinberg & Company regarding any of the following:

(i)	The application of accounting principles to a specific transaction, either completed or proposed;

(ii)	The type of audit opinion that might be rendered on our financial statements, and none of the following was provided to us:

(a)	A written report; or (b) oral advice Weinberg & Company concluded was an important factor considered by us in reaching a decision as to an accounting, auditing or financial reporting issue; or

(iii)	Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as described in Item 304(a)(1)(v) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLYWOOD ENTERTAINMENT EDU HOLDING, INC.

Date: May 11, 2015	By:	/s/ David Lau
David Lau, Chief Executive Officer